SCUDDER
INVESTMENTS(SM)
[LOGO]

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BOND/GLOBAL
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Scudder Emerging
Markets Income Fund
Fund #076


Semiannual Report
April 30, 2000


The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation.


A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                     4   Letter from the Fund's President

                     6   Performance Update

                     8   Portfolio Summary

                     9   Portfolio Management Discussion

                    15   Glossary of Investment Terms

                    17   Investment Portfolio

                    21   Financial Statements

                    24   Financial Highlights

                    25   Notes to Financial Statements

                    30   Report of Independent Accountants

                    31   Officers and Directors

                    32   Investment Products and Services

                    34   Scudder Solutions

Scudder Emerging Markets Income Fund
--------------------------------------------------------------------------------
ticker symbol   SCEMX                                       fund number     076
--------------------------------------------------------------------------------

Date of             o    For the six-month period ended April 30, 2000, the fund
Inception:               provided a total return of 10.19%, compared to a 9.16%
12/31/93                 return for the fund's unmanaged benchmark, the J.P.
                         Morgan Emerging Markets Bond Global Constrained Index.

Total Net           o    The global economic cycle appears to be gaining
Assets as of             momentum and, as evidence of this, emerging market
4/30/00:                 fundamentals generally continued to improve throughout
$161 million             the period, highlighted by numerous credit upgrades of
                         emerging market debt from ratings agencies during the first quarter.

                    o The focus of the fund continues to be on credit quality -- investing in countries with economies that have improving fundamentals warranting credit upgrades. This strategy led the fund to shift assets out of Asia and into Latin America, which we believe has begun exhibiting signs of economic growth, fiscal reform, and strengthening currencies.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the six-month period ended April 30, 2000, credit fundamentals continued to improve as economies gained strength around the world. Even Asia, which was in economic turmoil not too long ago, has recovered to the point that, in our view, many of its debt securities now fairly reflect the momentum of these economies. At the same time, Mexico, South Africa, and Turkey, among others, have received credit upgrades from major bond-rating agencies. These improving fundamentals are reflected in the stronger performance of the emerging market debt asset class. However, volatility from developed country equity markets and concerns over rising inflation in the United States continue to create risk for emerging market debt.

Over its most recent semiannual period ended April 30, 2000, your fund returned 10.19%. The fund continued to emphasize higher credit quality issues, focusing on countries with improving fundamentals leading to credit upgrades. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 9.16% during the same period. The shift of fund assets from Asia to Latin America that began in the latter part of 1999 has accelerated somewhat in recent months, as certain countries in this region have shown signs of economic reform, strengthening currencies, and greater economic momentum. Specifically, countries such as Brazil and Argentina are benefiting from renewed commitments to fight inflation, increased political stability, and generally improving fundamentals. Mexico, meanwhile, continues to enjoy the benefits of a strong U.S. economy while maintaining a policy of prudent debt management. For more information about Scudder Emerging Market Income Fund's investment environment, strategy, and outlook, please read the interview that begins on page 9.

As always, please call a Scudder Information representative at 1-800-225-2470 if you have questions about your fund. Or visit Scudder's Web site at www.scudder.com. Page 34 provides more information on how to contact
Scudder. Thank you for choosing Scudder Emerging Markets Income Fund to help meet your investing needs.

Sincerely,

/S/Nicholas Bratt
Nicholas Bratt

President,
Scudder Emerging Markets Income Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


            Scudder Emerging            J.P. Morgan Emerging
            Markets Income Fund         Markets Bond Index Plus*

             12/93**     10000                   10000
               '94        8962                    7734
               '95        8858                    7981
               '96       12131                   11269
               '97       15567                   14856
               '98       17773                   17064
               '99       12907                   15556
               '00       14590                   18432

                         Yearly periods ended April 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund
--------------------------------------------------------------------------------
1 year                        $ 11,304               13.04%              13.04%
--------------------------------------------------------------------------------
5 year                        $ 16,472               64.72%              10.50%
--------------------------------------------------------------------------------
Life of Fund**                $ 14,590               45.90%               6.15%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus*
--------------------------------------------------------------------------------
1 year                        $ 11,849               18.49%              18.49%
--------------------------------------------------------------------------------
5 year                        $ 23,096              130.96%              18.20%
--------------------------------------------------------------------------------
Life of Fund**                $ 18,432               84.32%              10.14%
--------------------------------------------------------------------------------

* The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 31, 1993.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                    Yearly periods ended April 30

         Scudder Emerging               J.P. Morgan Emerging
         Markets Income Fund            Markets Bond Index Plus*

          1994**    -10.38                    -22.66
          1995       -1.17                      3.19
          1996       39.96                     41.20
          1997       28.32                     31.84
          1998       14.17                     14.86
          1999      -27.38                     -8.84
          2000       13.04                     18.49


                     1994**   1995   1996   1997   1998  1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)           -10.38  -1.17  39.96  28.32  14.17-27.38  13.04
--------------------------------------------------------------------------------
Index Total
Return (%)           -22.66   3.19  41.20  31.84  14.86 -8.84  18.49
--------------------------------------------------------------------------------
Net Asset
Value($)              10.67   9.66  11.85  12.66  11.72  7.60   7.87
--------------------------------------------------------------------------------
Income
Dividends ($)           .09    .92   1.19   1.19   1.04   .87    .68
--------------------------------------------------------------------------------
Capital Gains
Distributions($)         --     --     --   1.18   1.50    --     --
--------------------------------------------------------------------------------

* The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external-currency-denominated Brady bonds, loans, Eurobonds, and local market instruments. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 31, 1993.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the five year and life of Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Debt Obligations            92%
    Cash Equivalents             8%
------------------------------------
                               100%
------------------------------------

The fund is largely invested in the income markets of emerging countries, with a cash position of less than 10%.



--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 8% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


    Brazil                      20%
    Mexico                      19%
    Argentina                   16%
    Russia                      10%
    Venezuela                    6%
    Colombia                     4%
    Turkey                       4%
    Philippines                  4%
    South Africa                 4%
    Other                       13%
------------------------------------
                               100%
------------------------------------

Brazil, our largest holding, has benefited from a renewed commitment to fight inflation, increased political stability and generally improving fundamentals.



--------------------------------------------------------------------------------
Currency Exposure
--------------------------------------------------------------------------------

    United States              100%

The fund invests primarily in dollar-denominated sovereign issues.



--------------------------------------------------------------------------------
Average Life
--------------------------------------------------------------------------------
(Excludes 8% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    0 < 3 years                  8%
    3 < 5 years                 19%
    5 < 10 years                30%
    10+ years                   43%
------------------------------------
                               100%
------------------------------------

Fund assets are invested in instruments with a range of maturities.



For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

In the following interview, lead portfolio manager Susan E. Dahl and portfolio manager M. Isabel Saltzman discuss Scudder Emerging Markets Income Fund's strategy and the market environment for the six-month period ended April 30, 2000.

Q: How did the fund perform over the six-month period ended April 30?

A: The Fund returned 10.19% during the period. The J.P. Morgan Emerging Markets Bond Global Constrained Index, which we use as the fund's unmanaged benchmark, returned 9.16% during the same period. The fund's 30-day net annualized yield was 9.31% as of April 30.

Q: How would you characterize the tone of the overall market during the period?

A: Overall, the market has been quite supportive for emerging markets. The global economic cycle appears to be gaining momentum and emerging market fundamentals have generally continued to improve throughout the period, highlighted by the numerous credit upgrades from the ratings agencies during the first quarter. Mexico, for example, received an investment-grade rating from Moody's Investors Service, Inc. in March. South Africa was also upgraded to investment grade by Standard & Poor's (S&P). In Asia, Malaysia received a one-notch upgrade from S&P to BBB late last year. In Europe, Turkey also received a one-notch upgrade from S&P. These improving fundamentals have been reflected in the performance of the asset class as well. Contrary to the corporate debt markets throughout Europe and the United States, emerging market debt has been one of the best-performing fixed-income asset classes this year. However, the external markets continue to create the greatest risks to emerging markets. Volatility from developed equity markets as well as inflation fears out of the United States are having the greatest negative influence on emerging market spreads. And with the weakness in the U.S. corporate and high yield markets, demand from investors outside of emerging markets has slowed as these "crossover" investors have found value within their own markets.

But despite the corrections in the Dow Jones Industrial Average and Nasdaq Composite Index, the tightening cycle of the U.S. Federal Reserve Board (the
Fed), and the significant dislocations in the U.S. high-grade corporate market, emerging market debt has generally performed quite well.

Q: What have been some of the key events around the globe over the period?

A: For many emerging market countries, the end of 1999 provided signs of a strong economic recovery. Rising commodity prices (particularly oil), fading concerns regarding the Y2K effects, and improving fundamentals all provided support for emerging market bonds. The global backdrop was also favorable as the Fed began injecting liquidity into the financial markets in an attempt to increase investor confidence as the Y2K rollover approached. Investors' appetite for risk returned to global asset markets as the Nasdaq soared to new highs and emerging market debt spreads continued to rally. The world began to exhibit signs of balanced growth, with Europe generally demonstrating sustainable growth with low inflation, Japan showing signs of a recovery, and the Fed was set to slow U.S. growth to a pace more sustainable over the long term.

After the new year, governments attempted to capitalize on the positive momentum in emerging markets through active debt management. Debt buybacks and exchanges provided a positive backdrop for the market as did the numerous credit upgrades throughout the emerging market investment universe. However, as the United States continued to exhibit strong growth, concerns over inflation began to impact credit markets. U.S. credit markets began to weaken, and the U.S. Treasury curve began to invert, with yields on shorter-term debt exceeding those of longer-term debt (partly due to the announcement of buybacks). It soon became clear that the appetite for credit was falling and risk aversion was returning to credit markets. As the volatility of developed equity markets increased, the results began to impact emerging market debt.

Q: Please describe the fund's overall strategy and discuss how you have been implementing this strategy.

A: The focus of the fund continues to be on credit quality -- investing in those countries that have improving fundamentals warranting credit upgrades. This strategy guided the fund as we shifted assets out of Asia and into Latin America, where several countries had begun exhibiting signs of economic growth, fiscal reform, and strengthening currencies. On a relative value basis, Latin America generally offered attractive valuations whereas many Asian bonds fairly reflected the economic momentum they had regained since the Asian financial crisis. As a result, we did not feel Asian bonds overall offered as much upside potential as bonds issued by many Latin American countries. The fund's largest position during the period was in Mexico. Mexico enjoys the benefits of a strong U.S. economy and continues to demonstrate prudent debt management. We added to the fund's holdings in Brazil and Argentina, two countries continuing to gain significant ground on economic reform. In addition, Brazil continued to demonstrate its renewed focus on growth as well as its commitment to fight inflation.

Q: What investments have you made outside of Latin America?

A: In Eastern and Central Europe, the fund remains invested in its position in Turkey, where the government has made significant progress in reducing inflation while achieving outstanding results on its privatization program. Also, many local banks are flush with liquidity, creating significant demand for external debt. The fund also increased its exposure to Russia as we became more comfortable with the political climate. More important, economic performance continues to improve, leading to rising reserve levels. There are also sings that President Putin's government is serious about undertaking deep structural and economic reform.

Q: Has the financial situation in Russia stabilized since Vladimir Putin took over presidential duties from Boris Yeltsin?

A: As it became more evident that Putin would gain a first-round victory in the March presidential elections, investors' confidence and comfort with the political situation continued to grow. Capital flight has begun to slow and the general economic indicators have started to improve. Foreign exchange reserves have begun to accumulate and continue to do so. And London Club negotiations regarding the debt of the former Soviet Union, which had been stalled in the runup to parliamentary elections in December, have picked up with the possibility of the deal closing by the end of the second quarter or early in the third quarter.

Q: What's your outlook for Russia going forward?

A: Over the near term, we believe prospects for Russia are looking more positive. International reserves should continue to grow, and it appears that Russia will be able to finance its debt service payments for the rest of 2000 without lending from the International Monetary Fund (IMF) or other multilateral organizations. We would expect to see significant structural reforms going forward -- reforms that are crucial in putting the economy on the path to sustainable growth. We also expect to see tangible investment taking place coupled with real wage growth. And once the London Club deal closes, we expect President Putin to announce a reform-minded medium-term economic program as well as start serious discussions with the IMF regarding a new adjustment program. Through the IMF program we will be looking for an improvement in transparency, a key to our future outlook for the country.

Q: Do you see progress in other emerging markets?

A: As many emerging market fundamentals continue to improve, governments are attempting to capitalize on this trend through passage of important structural adjustments. For example, in Latin America, the Argentine Senate has approved the Labor Reform Bill which attempts to streamline the government workforce through easing the hiring/firing of workers and the reduction of union power. In Brazil, the government approved the Fiscal Responsibility Law which emphasizes fiscal prudence through limiting spending, indebtedness, and financing. And in Mexico, the Lower House passed the Bankruptcy Law which will help to simplify and shorten the bankruptcy process. In Eastern Europe, Turkey continues to make significant progress on its privatization front and should, we believe, easily surpass the year-end IMF target of $7.6 billion in proceeds. And in Asia, significant progress surrounding the restructuring and recapitalization of the financial sector continues.

Q: What markets are you avoiding and why?

A: Asia is the one region that the fund has had very few investments with recently. This is more a reflection of relative value rather than fundamentals. Since the Asian financial crisis, most of the Asian economies have regained their economic momentum. The economic recovery has caused Asian bond spreads to tighten, pushing prices to the point where we felt the bonds had become overvalued. Given the expected economic improvements elsewhere within the emerging markets universe, we felt that we could find more attractive investments outside of Asia. In Latin America, progress continues to be slow regarding Ecuador's restructuring negotiations with the Paris Club and bondholders. Given what we see as the weakness of the banking sector and the dim prospects for an economic recovery under the dollarization plan, risks remain too high to warrant exposure to Ecuador in the fund.

Q: What is your outlook for emerging market debt over the coming months?

A: We expect overall emerging market fundamentals to continue to improve. While the fundamentals warrant tighter spread levels, external markets and technical factors will continue to impact emerging market debt. U.S. interest rate policy has kept asset markets on edge as investors attempt to discern whether the Fed has been active enough in its fight against inflation. This has increased market volatility in developed countries as well as dislocations in the U.S. credit markets -- both which have yet to demonstrate signs of stabilizing. Taking all these factors into account, the strategy of the fund has become more conservative. Our focus remains on higher credit quality, countries with greater liquidity, and low refinancing requirements. The fund continues to search for opportunities within the emerging market universe and remains poised to take advantage of the strong fundamentals in emerging markets once the external markets stabilize.

Glossary of Investment Terms
--------------------------------------------------------------------------------

          Credit Spread The difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and Treasury bonds of comparable maturity. If a credit spread is said to be "narrow," for example, it typically means that the yields of non-government issues have been declining, and their prices rising, compared with Treasury bonds of similar maturity. Such a condition is considered positive for the bond market. In contrast, "widening" spreads are considered to be negative.

   International    An organization focused on the lowering of trade barriers
        Monetary    and the stabilization of currency exchange rates. While
      Fund (IMF)    helping developing nations to pay their debts, the IMF
                    usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

        Inverted    An unusual situation where short term interest rates are
     Yield Curve    higher than long term interest rates. An inverted curve
                    results when a surge in demand for short term credit drives up short term rates, while long term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

        Monetary    The decision of a central bank to control the level of
          Policy    economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

      30-Day SEC    The standard yield reference for bond funds, based on a
           Yield    formula prescribed by the SEC. This annualized yield
                    calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

    Total Return    The most common yardstick to measure the performance of a
                    fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

     Yield Curve    A graph showing the term structure of interest rates by
                    plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Investment Portfolio                                                         as of April 30, 2000
-------------------------------------------------------------------------------------------------
                                                                     Principal
                                                                      Amount ($)     Value ($)
-------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations 7.7%
-------------------------------------------------------------------------------------------------

 Federal Home Loan Bank, 5.88%**, 5/1/2000                                         ----------
    (Cost $12,602,000) ............................................   12,602,000   12,602,000
                                                                                   ----------

-------------------------------------------------------------------------------------------------
Foreign Bond-- U.S. Dollar Denominated 92.3%
-------------------------------------------------------------------------------------------------

 Argentina 14.4%
 Argentine Republic, Collateralized Discount Floating
    Rate Bond, Series L, LIBOR plus .8125%, (6.875%),
    3/31/2023 .....................................................    4,800,000    4,080,000
 Argentine Republic, Collateralized Par Bond, Series L,
    Step-up Coupon, 6%, 3/31/2023 .................................    3,930,000    2,746,088
 Argentine Republic, 9.75%, 9/19/2027 .............................    1,700,000    1,423,750
 Argentine Republic, Floating Rate Bond, Series L, LIBOR
    plus .8125%, (7.38%), 3/31/2005 ...............................    7,892,000    7,349,425
 Republic of Argentina, 11.75%, 4/7/2009 ..........................    2,150,000    2,109,688
 Republic of Argentina, 12.125%, 2/25/2019 ........................    1,200,000    1,188,000
 Republic of Argentina, 12%, 2/1/2020 .............................    4,820,000    4,766,980
                                                                                   ----------
                                                                                   23,663,931
                                                                                   ----------
 Brazil 18.3%
 Federative Republic of Brazil, 11.625%, 4/15/2004 ................    2,510,000    2,492,430
 Federative Republic of Brazil, Eligible Interest, Floating
    Rate Bond, LIBOR plus .8125%, (7.375%), 4/15/2006 .............    5,031,300    4,490,435
 Federative Republic of Brazil, 9.375%, 4/7/2008 ..................    3,330,000    2,763,900
 Federative Republic of Brazil, Debt Conversion Bond,
    Series L, LIBOR plus .875%, (7.44%), 4/15/2012 ................    2,405,000    1,734,606
 Federative Republic of Brazil, C Bond, 8%, 4/15/2014 .............   17,462,086   12,529,046
 Federative Republic of Brazil, 12.75%, 1/15/2020 .................    3,660,000    3,508,110
 Federative Republic of Brazil, Collateralized Discount Bond,
    Floating Rate Bond, LIBOR plus .8125%,
    (7.375%), 4/15/2024 ...........................................    3,300,000    2,549,250
                                                                                   ----------
                                                                                   30,067,777
                                                                                   ----------
 Bulgaria 2.9%
 Republic of Bulgaria, Collateralized Discount Bond,
    Tranche A, LIBOR plus .8125%, (7.06%), 7/28/2024 ..............    1,220,000      930,250
 Republic of Bulgaria, Collateralized Floating Rate Interest
    Reduction Bond, "A", Step-up Coupon, 2.75%,
    7/28/2012 .....................................................    1,590,000    1,105,050
 Republic of Bulgaria, Floating Rate Bond, LIBOR plus
    .8125%, (7.0625%), 7/28/2011 ..................................    3,740,000    2,823,700
                                                                                   ----------
                                                                                    4,859,000
                                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

                                       17

                                                                         Principal
                                                                         Amount ($)   Value ($)
------------------------------------------------------------------------------------------------

 Colombia 3.8%
 Republic of Colombia, 7.625%, 2/15/2007 ............................    4,395,000    3,208,350
 Republic of Colombia, 8.625%, 4/1/2008 .............................      450,000      335,250
 Republic of Colombia, 9.75%, 4/23/2009 .............................    1,205,000      951,950
 Republic of Colombia, 8.375%, 2/15/2027 ............................    2,825,000    1,779,750
                                                                                     ----------
                                                                                      6,275,300
                                                                                     ----------
 Jamaica 2.1%
 Government of Jamaica, 10.875%, 6/10/2005 ..........................    3,530,000    3,477,050
                                                                                     ----------
 Malaysia 0.9%
 Government of Malaysia, 8.75%, 6/1/2009 ............................    1,500,000    1,539,375
                                                                                     ----------
 Mexico 17.2%
 United Mexican States, Global Bond, 11.375%, 9/15/2016 .............    1,910,000    2,160,688
 United Mexican States, Collateralized Par Bond (Detachable
    Oil Priced Indexed Velue Recovery Rights) Series A,
    6.25%, 12/31/2019 ...............................................    5,120,000    4,204,800
 United Mexican States, Collateralized Par Bond, (Detachable
    Oil Priced Indexed Value Recovery Rights), Series B,
    6.25%, 12/31/2019 ...............................................    2,750,000    2,258,437
 United Mexican States, Collateralized Par Bond, Series A,
    6.25%, 12/31/2019 ...............................................    1,470,000    1,207,238
 United Mexican States, Floating Rate Discount Bond
    (Detachable Oil Priced Indexed Value Recovery Rights),
    Series D, LIBOR plus .8125%, (6.902%), 12/31/2019 ...............    5,495,000    5,378,231
 United Mexican States, Floating Rate Discount Note
    (Detachable Oil Priced Indexed Value Recovery Rights),
    Series B, LIBOR plus .8125%, (5.875%), 12/31/2019 ...............      250,000      244,688
 United Mexican States, 11.5%, 5/15/2026 ............................    1,950,000    2,298,563
 Petroleos Mexicanos S.A., 9.5%, 9/15/2027 ..........................   10,915,000   10,642,125
                                                                                     ----------
                                                                                     28,394,770
                                                                                     ----------
 Morocco 2.1%
 Kingdom of Morocco, Restructuring and Consolidation
    Agreement, Tranche A, Floating Rate Bond, LIBOR
    plus .8125%, (6.844%), 1/1/2009 .................................    3,968,214    3,531,711
                                                                                     ----------
 Panama 2.4%
 Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4.25% to
    7/17/2000, LIBOR plus .8125% to
    7/17/2014 .......................................................    4,965,000    3,909,938
                                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                                       18

                                                               Principal
                                                                Amount ($)  Value ($)
--------------------------------------------------------------------------------------

 Peru 1.3%
 Republic of Peru, Floating Rate Interest Reduction Bond,
    3.75%, 3/7/2017 .......................................    3,400,000    2,201,747
                                                                           ----------
 Philippines 3.5%
 Republic of the Philippines, 8.875%, 4/15/2008 ...........    2,055,000    1,885,463
 Republic of the Philippines, 10.625%, 3/16/2025 ..........    4,120,000    3,811,000
                                                                           ----------
                                                                            5,696,463
                                                                           ----------
 Russia 9.3%
 City of St. Petersburg, 9.5%, 6/18/2002 ..................    1,410,000    1,120,950
 Russian Ministry of Finance, 9.25%, 11/27/2001 ...........    3,660,000    3,422,100
 Russian Ministry of Finance, 11.75%, 6/10/2003 ...........    4,700,000    4,159,500
 Russian Ministry of Finance, 10%, 6/26/2007 ..............    4,364,000    3,120,260
 Russian Federation, 11%, 7/24/2018 .......................    2,300,000    1,644,500
 Russian Federation, Step-up Coupon, 2.25%, 3/31/2030* (b)     5,250,000    1,771,875
                                                                           ----------
                                                                           15,239,185
                                                                           ----------
 Slovak Republic 1.8%
 Slovak Republic, 9.5%, 5/28/2003 .........................    2,935,000    2,975,356
                                                                           ----------
 South Africa 3.6%
 Republic of South Africa, 8.375%, 10/17/2006 .............      890,000      835,488
 Republic of South Africa, 9.125%, 5/19/2009 ..............    3,570,000    3,436,125
 Republic of South Africa, 8.5%, 6/23/2017 ................    1,850,000    1,616,530
                                                                           ----------
                                                                            5,888,143
                                                                           ----------
 Turkey 3.6%
 Republic of Turkey, 11.875%, 11/5/2004 ...................      765,000      797,513
 Republic of Turkey, 12%, 12/15/2008 ......................    2,090,000    2,231,075
 Republic of Turkey, 12.375%, 6/15/2009 ...................    1,175,000    1,267,531
 Republic of Turkey, 11.875%, 1/15/2030 ...................    1,500,000    1,620,000
                                                                           ----------
                                                                            5,916,119
                                                                           ----------
 Venezuela 5.1%
 Republic of Venezuela, Collateralized Front Loaded Interest
    Reduction Bond, Series A, LIBOR plus .875%, (7.44%),
    3/31/2007 .............................................    4,333,302    3,358,309
 Republic of Venezuela, Debt Conversion Floating Rate
    Bond, Series DL, LIBOR plus .875%, (7%), 12/18/2007 ...    4,571,435    3,577,148
 Republic of Venezuela Global, 9.25%, 9/15/2027 ...........    2,240,000    1,430,800
                                                                           ----------
                                                                            8,366,257
                                                                           ----------
--------------------------------------------------------------------------------------
Total Foreign Bonds-- U.S. Dollar Denominated  (Cost $151,396,782)        152,002,122
--------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $163,998,782) (a)               164,604,122
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*    Non-income producing security.

**   Annualized rate at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $167,038,508. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $2,434,386. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $247,663 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,682,049.

(b)  When issued or forward delivery securities.

    The accompanying notes are an integral part of the financial statements.


Financial Statements
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000
-----------------------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $163,998,782) ......................   $ 164,604,122
Cash .........................................................................          15,018
Receivable for investments sold ..............................................       2,242,568
Receivable for when-issued and forward delivery securities ...................       6,187,500
Interest receivable ..........................................................       3,404,264
Receivable for Fund shares sold ..............................................          42,487
Other assets .................................................................             530
                                                                                 -------------
Total assets .................................................................     176,496,489

Liabilities
-----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................       5,906,530
Payable for when-issued and forward delivery securities ......................       8,650,625
Payable for Fund shares redeemed .............................................         421,050
Accrued management fee .......................................................         135,043
Accrued reorganization expense ...............................................          55,793
Accrued Directors' fees and expenses .........................................          32,684
Other accrued expenses and payables ..........................................         106,915
                                                                                 -------------
Total liabilities ............................................................      15,308,640
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 161,187,849
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ...................................         264,301
Net unrealized appreciation (depreciation) on investments ....................         605,340
Accumulated net realized gain (loss) .........................................    (103,129,529)
Paid-in capital ..............................................................     263,447,737
-----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 161,187,849
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($161,187,849 /
    20,482,191 shares of capital stock outstanding, $.01 par value, 100,000,000  -------------
    shares authorized) .......................................................   $        7.87
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $  9,922,947
                                                                  ------------
Expenses:
Management fee ................................................        901,592
Services to shareholders ......................................        326,940
Custodian and accounting fees .................................        140,588
Auditing ......................................................         49,244
Legal .........................................................         12,996
Directors' fees and expenses ..................................         83,233
Reports to shareholders .......................................         27,430
Registration fees .............................................         10,614
Reorganization ................................................         60,890
Other .........................................................         21,970
                                                                  ------------
Total expenses, before expense reductions .....................      1,635,497
Expense reductions ............................................        (29,195)
                                                                  ------------
Total expenses, after expense reductions ......................      1,606,302
--------------------------------------------------------------------------------
Net investment income (loss)                                         8,316,645
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     15,110,671
                                                                  ------------
                                                                    15,110,671
Net unrealized appreciation (depreciation) during the period on
   investments ................................................     (5,170,703)
                                                                  ------------
                                                                    (5,170,703)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           9,939,968
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 18,256,613
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                     Six Months         Year Ended
                                                    EndedApril 30,       October 31,
Increase (Decrease) in Net Assets                        2000              1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   8,316,645    $  17,385,886
Net realized gain (loss) on investment transactions      15,110,671      (42,475,899)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (5,170,703)      54,251,644
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      18,256,613       29,161,631
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................      (8,052,344)     (17,161,638)
                                                      -------------    -------------
Net realized gains ................................            --               --
                                                      -------------    -------------
Tax return of capital .............................            --         (1,702,384)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................      26,830,408       99,257,682
Reinvestment of distributions .....................       6,877,689       16,206,909
Cost of shares redeemed ...........................     (74,768,062)    (147,457,888)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (41,059,965)     (31,993,297)
                                                      -------------    -------------
Increase (decrease) in net assets .................     (30,855,696)     (21,695,688)
Net assets at beginning of period .................     192,043,545      213,739,233
Net assets at end of period (including
   undistributed net investment income (loss)         -------------    -------------
   of $264,301) ...................................   $ 161,187,849    $ 192,043,545
                                                      -------------    -------------

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      25,730,471       30,361,903
                                                      -------------    -------------
Shares sold .......................................       3,403,076       13,712,051
Shares issued to shareholders in reinvestment of
   distributions ..................................         866,687        2,279,508
Shares redeemed ...................................      (9,518,043)     (20,622,991)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............      (5,248,280)      (4,631,432)
                                                      -------------    -------------
Shares outstanding at end of period ...............      20,482,191       25,730,471
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.


Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------------
Years Ended October 31,       2000(a)(b) 1999(b)  1998(b)   1997(b) 1996(b)   1995
--------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $ 7.46    $ 7.04   $12.22   $12.98   $10.26  $11.05
                              ------------------------------------------------------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)    .36       .63     1.04     1.06     1.20    1.14
--------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    .40       .49    (3.71)     .46     2.71    (.82)
                              ------------------------------------------------------
--------------------------------------------------------------------------------------
  Total from investment
  operations                      .76      1.12    (2.67)    1.52     3.91     .32
--------------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.35)     (.64)   (1.01)   (1.10)   (1.19)  (1.11)
--------------------------------------------------------------------------------------
  Net realized gains on            --        --    (1.50)   (1.18)      --      --
--------------------------------------------------------------------------------------
  investment transactions
  Tax return on capital            --      (.06)      --       --       --      --
                              ------------------------------------------------------
--------------------------------------------------------------------------------------
  Total distributions            (.35)     (.70)   (2.51)   (2.28)   (1.19)  (1.11)
--------------------------------------------------------------------------------------
Net asset value, end of period $ 7.87    $ 7.46   $ 7.04   $12.22   $12.98  $10.26
                              ------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return (%)                10.19**   16.70   (27.60)   12.34    39.78(c) 3.46(c)
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      161       192      214      324      305     169
--------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           1.75(d)*  1.75     1.56     1.49     1.45    1.68
--------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           1.73(d)*  1.75     1.56     1.49     1.44    1.50
--------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                9.28*     8.82     9.97     8.03    10.05   12.83
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)       339*      327      240      410      430     302
--------------------------------------------------------------------------------------

(a)  For the six months ended April 30, 2000.

(b)  Based on monthly average shares outstanding during the period.

(c)  Total returns are higher due to maintenance of Fund expenses.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 1.68%.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $115,201,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($60,953,000) or October 31, 2007 ($54,248,000), the respective expiration dates.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $280,220,558 and $324,756,157, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2000, the fee pursuant to these agreements amounted to $901,592.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SSC aggregated $179,565, of which $27,609 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by STC aggregated $31,711, of which $12,126 is unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $76,773, of which $12,095 is unpaid at April 30, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $5,904.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $24,844. In addition, a one-time fee of $58,389 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization plan mentioned in Note F. Inasmuch as the Adviser will benefit from administrative efficiencies of a consolidated board, the Adviser has agreed to bear $29,195 of the cost of any such benefit.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Lines of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at April 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 16, 2000

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*                              Robert G. Stone, Jr.
  o President                                  o Honorary Director; Chairman
                                                 Emeritus of the Board and
Sheryle J. Bolton                                Director, Kirby Corporation
  o Director; Chief Executive Officer,
    Scientific Learning Corporation          Susan E. Dahl*
                                               o Vice President
William T. Burgin
  o Director; General Partner,               Jan C. Faller*
    Bessemer Venture Partners                  o Vice President

Keith R. Fox                                 Ann M. McCreary*
  o Director; General Partner,                 o Vice President
    The Exeter Group of Funds
                                             Gerald J. Moran*
William H. Luers                               o Vice President
  o Director; Chairman and President,
    U.N. Association of America              M. Isabel Saltzman*
                                               o Vice President
Kathryn L. Quirk*
  o Director, Vice President and             John Millette*
    Assistant Secretary                        o Vice President and Secretary

Joan E. Spero                                John R. Hebble*
  o Director; President, Doris Duke            o Treasurer
    Charitable Foundation
                                             Caroline Pearson*
Paul Bancroft III                              o Assistant Secretary
  o Honorary Director; Consultant
                                             *Scudder Kemper Investments, Inc.
Thomas J. Devine
  o Honorary Director; Consultant

William H. Gleysteen, Jr.
  o Honorary Director; Consultant;
    Guest Scholar, Brookings
    Institution

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



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Notes
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

Notes
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

Notes
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Notes
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

About the Fund's Adviser

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.